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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                            FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 22, 1996
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                      HARVEYS CASINO RESORTS
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      (Exact name of registrant as specified in its charter)

            Nevada                 1-12802               88-0066882
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(State or other jurisdiction      (Commission        (I.R.S. Employer of
     incorporation)               File Number)        Identification No.)

Highway 50 and State Line Avenue
P. O. Box 128
Lake Tahoe, Nevada                                      89449
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 702/588-2411
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                                        N/A
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         (Former name or former address, if changed since last report)




The Exhibit Index is located on Page 2.


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ITEM 5.   OTHER EVENTS.


                                     EXHIBITS

          The following exhibit is filed as part of this report:

          Exhibit   Exhibit                               Sequential
          Number    Description                           Page Number
          -------   -----------                           -----------
          4.1       Indenture, dated as of May 15,
                    1996, between the Registrant and
                    IBJ Schroder Bank & Trust Company,
                    as trustee (including form of Note)

          4.2       First Supplemental Indenture, dated
                    as of June 5, 1996, between the
                    Registrant and IBJ Schroder Bank &
                    Trust Company, as trustee



                                   -2-

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                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         HARVEYS CASINO RESORTS
                                   (Registrant)


                         By:    /s/ John J. McLaughlin
                            -------------------------------
                                  John J. McLaughlin
                                Senior Vice President,
                             Chief Financial Officer and
                                     Treasurer



Date:     June 13, 1996
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